UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26906	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2011, Asta Funding, Inc. (the “Company,” “we” or “us”), and certain of our subsidiaries, obtained a $20,000,000 Senior Secured Discretionary Credit Facility (the “Credit Facility”) from Bank Leumi USA (“Bank Leumi”) pursuant to a Loan Agreement (the “Loan Agreement”) between certain of our subsidiaries and Bank Leumi. Under the Loan Agreement, certain of our subsidiaries issued a Revolving Note (the “Note”) to Bank Leumi in the principal amount of up to $20,000,000. Any outstanding balance under the Credit Facility accrues interest at an annual rate equal to the Prime Rate plus  1/2%. We and certain of our subsidiaries have agreed to serve as guarantors of the obligations of the borrower subsidiaries and have entered into Guaranty Agreements. Pursuant to a series of Security Agreements and Pledge Agreements, the Credit Facility is collateralized by first priority perfected liens on substantially all of our assets and the assets of our subsidiaries, except those of Palisades Acquisition XVI, a bankruptcy remote wholly-owned subsidiary. The Credit Facility is subject to an administrative fee of $75,000 upon the first drawdown of the Credit Facility. The Loan Agreement contains standard and customary representations and warranties, covenants, events of default and other provisions including financial covenants that require us to: (i) maintain a minimum net worth of $150 million; and (ii) incur no net loss in any fiscal year. The term of the Credit Facility is through February 23, 2013.

The descriptions of the Loan Agreement, the form of Note, the form of Guaranty, the form of Security Agreement, and the form of Pledge Agreement set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 regarding the Credit Facility is hereby incorporated by reference.

Item 8.01 Other Events.

On January 3, 2012, we issued a press release announcing the Credit Facility, which is attached to this report as Exhibit 99.1.

Item 9.01 Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K:

No.	Description

10.1	Loan Agreement, dated December 30, 2011, by and between certain subsidiaries of the Company and Bank Leumi USA

10.2	Form of Revolving Note

10.3	Form of Guaranty

10.4	Form of Security Agreement

10.5	Form of Pledge Agreement

99.1	Press Release issued by the Company, dated January 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: January 6, 2012	By:	/s/ Robert Michel
Robert Michel
Chief Financial Officer